                   FOURTH AMENDMENT TO THE 3 YEAR CREDIT AGREEMENT
                   ------------------------------------------------
                   SIXTH AMENDMENT TO THE 364 DAY CREDIT AGREEMENT
                   ------------------------------------------------

          FOURTH AMENDMENT, dated as of December 5, 1997, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower"), and the lending institutions party to the 3 Year Credit Agreement referred to below and SIXTH AMENDMENT, dated as of December 5, 1997, among Holdings, the Borrower and the lending institutions party to the 364 Day Credit Agreement referred to below (collectively, the "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the respective Credit Agreements (as defined below).

                                W I T N E S S E T H :

          WHEREAS, Holdings, the Borrower and various lending institutions (the "3 Year Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $2,750,000,000 on such date (as in effect on the date hereof, the "3 Year Credit Agreement");

          WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks" and, together with the 3 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $750,000,000 on such date (as in effect on the date hereof, the "364 Day Credit Agreement" and, together with the 3 Year Credit Agreement, the "Credit Agreements");

          WHEREAS, Holdings, the Borrower and the 3 Year Banks wish to enter into the agreements with respect to the 3 Year Credit Agreement as herein provided; and

          WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the agreements with respect to the 364 Day Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:


I. Amendment to the 3 Year Credit Agreement.

          1. Section 8.07 of the 3 Year Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


               "Period                    Amount
               --------                   -------
        Initial Borrowing Date        $7,500,000,000
        to and including
        December 31, 1995

        January 1, 1996               $7,600,000,000
        to and including
        December 31, 1996

        January 1, 1997               $7,500,000,000
        to and including
        December 30, 1997

        December 31, 1997             $7,000,000,000".
        and thereafter


          2. Section 8.08 of the 3 Year Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:

               "Period                    Ratio
               --------                   ------
        Initial Borrowing Date            1.60:1
        to and including
        December 31, 1995

        January 1, 1996                   1.50:1
        to and including
        December 31, 1997

        January 1, 1998                   1.40:1
        to and including
        December 31, 1998

        Thereafter                        1.50:1".


          3. Section 8.09 of the 3 Year Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


               "Period                    Ratio
               --------                   ------
        Initial Borrowing Date            2.60:1
        to and including
        December 31, 1995

        January 1, 1996                   2.55:1
        to and including
        December 31, 1996

        January 1, 1997                   2.40:1
        to and including
        December 31, 1997

        January 1, 1998                   2.50:1
        to and including
        June 30, 1998

        July 1, 1998                      2.40:1
        to and including
        December 31, 1998

        Thereafter                        2.25:1".



          4. Section 8.10 of the 3 Year Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


              "Period                      Ratio
              --------                     ------
        Initial Borrowing Date             3.50:1
        to and including
        December 31, 1996

        January 1, 1997                    3.75:1
        to and including
        December 31, 1997

        January 1, 1998                    3.50:1
        to and including
        December 31, 1998

        Thereafter                         3.75:1".


          5. The definition of "Adjusted Operating Income" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (iv) of the proviso contained therein and inserting a comma in lieu thereof and (y) inserting the following new clauses (vi) and (vii) at the end of said definition:

     ", (vi) Adjusted Operating Income shall be adjusted by adding thereto the amount of all expenses accrued by Holdings and its Subsidiaries during any Test Period pursuant to (x) the settlement agreement, dated as of October 9, 1997, among R.J. Reynolds Tobacco Company, certain other tobacco companies and the plaintiffs' attorneys in Broin v. Philip Morris and (y) the settlement agreement, dated as of September 5, 1997, among R.J. Reynolds Tobacco Company and the other parties to Mangini v. R.J. Reynolds Tobacco Company, to the extent (and only to the extent)
     (I) the aggregate amount of all payments made by Holdings and its Subsidiaries pursuant to the aforementioned agreements (and for which an adjustment to Adjusted Operating Income is made) does not exceed $96,000,000 and (II) the amount of such payments are deducted in any determination of Adjusted Operating Income and (vii) for all purposes, for any period which includes the fourth quarter of Holdings' 1997 fiscal year, there shall be excluded in determining Adjusted Operating Income any pre-tax restructuring expense and related expenses and adjustments (including deloading) recorded or accrued in the fourth quarter of Holdings' 1997 fiscal year which serve to reduce operating income of Holdings and/or its Subsidiaries in such fiscal quarter, to the extent (and only to the extent) the aggregate amount attributable pursuant to this clause (vii) does not exceed $449,000,000".

          6. Section 12.07(a) of the 3 Year Credit Agreement is hereby amended by inserting the following sentence at the end of said Section:

     "Notwithstanding the foregoing, for purposes of the computations determining compliance with Section 8, all expenses and other charges arising from any tobacco litigation settlement and occurring in any fiscal quarter of Holdings ended after December 31, 1997 which are required by GAAP to be retroactively applied to a previous fiscal quarter of Holdings shall instead be accrued in the fiscal quarter in which such expenses and charges occur."

II. Amendment to the 364 Day Credit Agreement.

          1. Section 8.07 of the 364 Day Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


               "Period                    Amount
               --------                   -------
        Initial Borrowing Date        $7,500,000,000
        to and including
        December 31, 1995

        January 1, 1996               $7,600,000,000
        to and including
        December 31, 1996

        January 1, 1997               $7,500,000,000
        to and including
        December 30, 1997

        December 31, 1997             $7,000,000,000".
        and thereafter


          2. Section 8.08 of the 364 Day Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


               "Period                    Ratio
               --------                   ------
        Initial Borrowing Date            1.60:1
        to and including
        December 31, 1995

        January 1, 1996                   1.50:1
        to and including
        December 31, 1997

        January 1, 1998                   1.40:1
        to and including
        December 31, 1998

        Thereafter                        1.50:1".


          3. Section 8.09 of the 364 Day Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


               "Period                    Ratio
               --------                   ------
        Initial Borrowing Date            2.60:1
        to and including
        December 31, 1995

        January 1, 1996                   2.55:1
        to and including
        December 31, 1996

        January 1, 1997                   2.40:1
        to and including
        December 31, 1997

        January 1, 1998                   2.50:1
        to and including
        June 30, 1998

        July 1, 1998                      2.40:1
        to and including
        December 31, 1998

        Thereafter                        2.25:1".


          4. Section 8.10 of the 364 Day Credit Ageement is hereby amended by deleting the table appearing therein in its entirety and by inserting the following new table in lieu thereof:


               "Period                    Ratio
               --------                   ------
        Initial Borrowing Date            3.50:1
        to and including
        December 31, 1996

        January 1, 1997                   3.75:1
        to and including
        December 31, 1997

        January 1, 1998                   3.50:1
        to and including
        December 31, 1998

        Thereafter                        3.75:1".


          5. The definition of "Adjusted Operating Income" appearing in
Section 10 of the 364 Day Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (iv) of the proviso contained therein and inserting a comma in lieu thereof and (y) inserting the following new clauses (vi) and (vii) at the end of said definition:

          ", (vi) Adjusted Operating Income shall be adjusted by adding thereto the amount of all expenses accrued by Holdings and its Subsidiaries during any Test Period pursuant to (x) the settlement agreement, dated as of October 9, 1997, among R.J. Reynolds Tobacco Company, certain other tobacco companies and the plaintiffs' attorneys in Broin v. Philip Morris and (y) the settlement agreement, dated as of September 5, 1997, among R.J. Reynolds Tobacco Company and the other parties to Mangini v. R.J. Reynolds Tobacco Company, to the extent (and only to the extent) (I) the aggregate amount of all payments made by Holdings and its Subsidiaries pursuant to the aforementioned agreements (and for which an adjustment to Adjusted Operating Income is made) does not exceed $96,000,000 and (II) the amount of such payments are deducted in any determination of Adjusted Operating Income and (vii) for all purposes, for any period which includes the fourth quarter of Holdings' 1997 fiscal year, there shall be excluded in determining Adjusted Operating Income any pre-tax restructuring expense and related expenses and adjustments (including deloading) recorded or accrued in the fourth quarter of Holdings' 1997 fiscal year which serve to reduce operating income of Holdings and/or its Subsidiaries in such fiscal quarter, to the extent (and only to the extent) the aggregate amount attributable pursuant to this clause (vii) does not exceed $449,000,000".

          6. Section 12.07(a) of the 364 Day Credit Agreement is hereby amended by inserting the following sentence at the end of said Section:

     "Notwithstanding the foregoing, for purposes of the computations determining compliance with Section 8, all expenses and other charges arising from any tobacco litigation settlement and occurring in any fiscal quarter of Holdings ended after December 31, 1997 which are required by GAAP to be retroactively applied to a previous fiscal quarter of Holdings shall instead be accrued in the fiscal quarter in which such expenses and charges occur."

III. Miscellaneous Provisions

           1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on Amendment Effective Date, after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") when (i) each of the Credit Parties, (ii) 3 Year Banks constituting Required Banks under the 3 Year Credit Agreement and (iii) 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Jacquiline Lawrence, Esq. (Facsimile No.: (212) 354-8113). After transmitting its executed signature page to White & Case as provided above, each of the Banks shall deliver executed hard copies of this Amendment to White & Case, Attention: Jacqueline Lawrence at the address provided above.

                                    *     *     *